                                                                    Exhibit 10.3

                 FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This Amendment, dated as of July 31, 2001, is entered into by (1) THQ INC., a Delaware corporation (the "Borrower"), (2) each of UNION BANK OF CALIFORNIA, N.A. and BNP PARIBAS (the "Lenders"), and (3) UNION BANK OF CALIFORNIA, N.A., as administrative agent (the "Agent") for the Lenders.

                                    Recitals

     A. The Borrower, the Lenders and the Agent are parties to a Revolving Credit Agreement dated as of August 31, 2000, as amended by a First Amendment to Revolving Credit Agreement dated October 23, 2000, a Second Amendment to Revolving Credit Agreement dated February 20, 2001 and a Third Amendment to Revolving Credit Agreement dated June 12, 2001 (said Revolving Credit Agreement, as so amended, herein called the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

     B. The Borrower, the Lenders and the Agent wish to amend the Credit Agreement to, among other things, extend the Commitment Termination Date to August 1, 2002 and reduce the Commitment to $35,000,000. Accordingly, the Borrower, the Lenders and the Agent agrees as set forth below.

     Section 1. Amendments to Credit Agreement. Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as set forth below.

          (a) The definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

               "`Commitment Termination Date' means August 1, 2002."

          (b) Section 1.1 of the Credit Agreement is amended by deleting the defined term "Domestic Sublimit."

          (c) Section 2.1(a) of the Credit Agreement is amended by deleting the second proviso therein.

          (d) Section 2.3(b) of the Credit Agreement is deleted and replaced by "[Intentionally omitted.]."

          (e) The last sentence of Section 2.9(a) of the Credit Agreement is amended in full to read as follows:

     "No Letter of Credit shall have an expiration date later than 90 days after the Commitment Termination Date."

          (f) Section 6.1(a)(i) of the Credit Agreement is deleted and replaced by "[Intentionally omitted.]."

          (g) Section 6.2(k) of the Credit Agreement is amended in full to read as follows:

               "(k) Maintenance of Net Worth. The Borrower will not permit the consolidated net worth of it and its Subsidiaries as of the end of any fiscal year to be less than the sum of (i) $130,000,000 plus (ii) for each fiscal year ending after December 31, 2000, on a cumulative basis, the greater of (A) 90% of any positive net income of the Borrower and its Subsidiaries on a consolidated basis for such fiscal year and (B) $15,000,000."

          (h) The signature pages to the Credit Agreement are amended as set forth below.

               (i) The amount "$27,500,000" set forth opposite the signature block of Union Bank of California, N.A. is deleted and replaced with $25,000,000."

               (ii) The amount "$15,000,000" set forth opposite the signature block of BNP Paribas is deleted and replaced with "$10,000,000."

               (iii) The contact information for BNP Paribas set forth below the signature block of BNP Paribas is deleted in its entirety and replaced with the following:

                              "BNP Paribas
                              725 South Figueroa Street, Suite 2090
                              Los Angeles, California 90017
                              Telecopier: 213-891-0819
                              Attention: Peter Lupo"

               (iv) All references to Pacific Century Bank, N.A., including its signature block, its contact information and the amount "$7,500,000" set forth opposite its signature block, are deleted in their entirety.

          (i) Schedule 1 to the Credit Agreement is amended in full to be in the form attached hereto as Schedule 1.

          (j) Schedule 2 to the Credit Agreement is amended in full to be in the form attached hereto as Schedule 2.

     Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above when the Agent has received all of the following documents, each dated the date hereof, in form and substance satisfactory to the Agent and in the number of originals requested by the Agent:

          (a) new Notes in favor of UBOC and BNP Paribas in the face amounts of $14,285,714 and $5,714,286, respectively (the "New Notes"), duly executed by the Borrower;

          (b)  a consent to this Amendment, duly executed by THQ/Jakks;

          (c) an amendment and restatement of the Fee Letter (the "Restated Fee Letter"), duly executed by the Borrower;

          (d) a certificate of the Secretary or Assistant Secretary of the Borrower as to the incumbency, and setting forth a specimen signature, of each of the persons (i) who has signed or will sign any Credit Document on behalf of the Borrower and (ii) who will, until replaced by other persons duly authorized for that purpose, act as the representatives of the Borrower for the purpose of signing documents in connection with the Credit Agreement and the transactions contemplated thereby;

          (e) a payoff letter to the Agent from Pacific Century Bank, N.A., together with evidence that the Borrower has paid all accrued and unpaid Obligations of the Borrower thereto; and

          (f) such other approvals, opinions, evidence and documents as any Lender through the Agent may reasonably request.

     Section 3. Representations and Warranties of Borrower. The Borrower represents and warrants to the Lenders and the Agent as set forth below.

          (a) The execution, delivery and performance by the Borrower of this Amendment, the New Notes, the Restated Fee Letter and the Credit Documents, as amended hereby and thereby, to which the Borrower is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the articles of incorporation or bylaws of the Borrower, (ii) contravene any Governmental Rule or contractual restriction binding on or affecting the Borrower or (iii) result in or require the creation or imposition of any Lien (other than any created by the Credit Documents) upon or with respect to any of the properties of the Borrower.

          (b) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment, the New Notes, the Restated Fee Letter or any of the Credit Documents, as amended hereby or thereby, to which the Borrower is a party.

          (c) This Amendment, the New Notes, the Restated Fee Letter and each of the Credit Documents, as amended hereby and thereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

      (d) The Security Agreement and Guarantor Security Agreement constitute valid and perfected first-priority Liens on the Collateral specified therein, enforceable against all third parties in all jurisdictions, and secure the payment of all obligations of the Borrower and THQ/Jakks, respectively, under the Credit Documents, as amended hereby, by the New Notes and by the Restated Fee Letter; and the execution, delivery and performance of this Amendment, the New Notes and the Restated Fee Letter do not adversely affect the Lien of the Security Agreement or the Guarantor Security Agreement.

      (e) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 2001, and the related unaudited consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the 3-month fiscal period then ended, certified (subject to normal year-end audit adjustments) by the chief financial officer or chief accounting officer of the Borrower, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of such date and the consolidated results of the operations of the Borrower and its Subsidiaries for the 3-month fiscal period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis. Since March 31, 2001 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Subsidiaries. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

      (f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Person or arbitrator that could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any Subsidiary or that purports to affect the legality, validity or enforceability of this Amendment, the New Notes, the Restated Fee Letter or any of the Credit Documents, as amended hereby or thereby.

      (g) There has been no amendment to the articles of incorporation or bylaws of the Borrower, or to the certificate of formation or operating agreement of THQ/Jakks, on or after August 31, 2000. The representations and warranties of the Credit Parties contained in the Credit Documents are correct on and as of the date hereof as though made on and as of such date. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

      (h) Neither the Borrower nor THQ/Jakks has any bank account, deposit account, investment account or other such account other than (i) the three securities accounts of the Borrower specified in Schedule 1 to the Security Agreement, (ii) the six accounts of the Borrower at UBOC specified in Schedule 2 to the Security Agreement and (iii) the one account of the Borrower at Wells Fargo Bank, N.A. specified in Schedule 2 to the Security Agreement.

          (i) All of the Borrower's equipment and inventory are located at the places therefor specified in Schedule 3 to the Security Agreement.

     Section 4. Reference to and Effect on Credit Documents.

          (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended above and except for the amendment and restatement of the Notes and the Fee Letter, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement and the Guarantor Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents, as amended hereby, by the New Notes and by the Restated Fee Letter.

          (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     Section 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

     Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.


                                        THQ INC.


                                        By: /s/FRED GYSI
                                           --------------------------
                                            Fred Gysi
                                            Senior Vice President,
                                             Finance & Administration
                                             & Chief Financial Officer


                                        UNION BANK OF CALIFORNIA, N.A.,
                                         as Agent and Lender


                                        By: /s/ ANN FORBES
                                           ---------------------------
                                             Ann M. Forbes
                                             Vice President &
                                              Senior Credit Executive


                                        BNP PARIBAS


                                        By: /s/ RAYMOND T. BAXTER
                                           ----------------------------
                                        Name: Raymond T. Baxter
                                             --------------------------
                                        Title: Vice President
                                              -------------------------


                                        By: /s/ GERRY ARTEGA
                                           ----------------------------
                                        Name: Gerry Artega
                                             --------------------------
                                        Title: Vice President
                                              -------------------------

                                                                     SCHEDULE I


                      FACILITY AMOUNT AND ADVANCE SUBLIMIT


I.   Facility Amount

     Month             Amount
     -----             ------
     August 2001       $20,000.00
     September 2001    $35,000.00
     October 2001      $35,000.00
     November 2001     $35,000.00
     December 2001     $35,000.00
     January 2002      $35,000.00
     February 2002     $20,000.00
     March 2002        $20,000.00
     April 2002        $20,000.00
     May 2002          $20,000.00
     June 2002         $20,000.00
     July 2002         $20,000.00


II.  Advance Sublimit

     Month             Amount
     -----             ------
     August 2001       $10,000.00
     September 2001    $10,000.00
     October 2001      $10,000.00
     November 2001     $20,000.00
     December 2001     $20,000.00
     January 2002      $20,000.00
     February 2002     $10,000.00
     March 2002        $10,000.00
     April 2002        $10,000.00
     May 2002          $10,000.00
     June 2002         $10,000.00
     July 2002         $10,000.00

                                                                      SCHEDULE 2

                                  SUBSIDIARIES

                            Jurisdiction of     Direct              Percentage
Subsidiary                  Organization        Owner               Ownership
----------                  ---------------     ------              ----------
Black Pearl Software,       Illinois            THQ Inc.               100%
Inc. (in dissolution)

GameFx, Inc.                Delaware            THQ Inc.               100%

Genetic Anomalies, Inc.     Delaware            THQ Inc.               100%

Pacific Coast Power         California          THQ Inc.               100%
and Light Company

Volition, Inc.              Delaware            THQ Inc.               100%

T.HQ Deutschland            Germany             THQ Inc.               100%
GmbH (in liquidation)

THQ (Holdings) Ltd.         England             THQ Inc.               100%

T.HQ International,         England             THQ Inc.               100%
Ltd.

THQ/Jakks Pacific,          Delaware            THQ Inc.                50%
LLC

THQ Entertainment           Germany             THQ Holdings           100%
GmbH

THQ Asia Pacific Pty        Australia           THQ Holdings           100%
Ltd.

THQ France                  France              THQ Holdings           100%

Softgold Computerspiele     Germany             THQ Entertainment      100%
GmbH                                            GmbH

ABC Spielspass GmbH         Germany             THQ Entertainment      100%
                                                GmbH